UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2026

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

300 North Commons Blvd.,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 17, 2026, The Progressive Corporation (the “Company”) announced that Patrick K. Callahan intends to retire from his role as Personal Lines President in January 2027. After that time, Mr. Callahan intends to continue contributing to the Company’s success by advising the executive team on topics of strategic importance. The terms of that arrangement are under discussion. In connection with the orderly transition of the Personal Lines President role, on July 4, 2026, Lori Niederst, the Company’s CRM President, will be promoted to a newly created role of Chief Personal Lines Officer, overseeing both the Personal Lines business and the CRM operations. In addition, on July 4, 2026, Heather Day, the Company’s General Manager, Customer Experience Strategy, will become the Company’s next CRM President. The Company’s press release announcing Mr. Callahan’s retirement and other management changes is attached hereto as Exhibit 99.2.

(c) This disclosure amends and supplements the Company’s Current Report on Form 8-K, filed on May 12, 2026. On June 11, 2026, the Compensation and Talent Committee (the “Committee”) of the Company’s Board of Directors approved, effective July 4, 2026, Andrew J. Quigg’s annual compensation package as the Company’s Vice President and Chief Financial Officer (“CFO”), which includes an annual salary of $700,000 and a Gainshare target percentage of 150% of salary. Additionally, the Committee approved granting equity awards to Mr. Quigg on July 20, 2026, comprised of a $100,000 time-based restricted stock unit (“RSU”) award and a $1,200,000 performance-based (performance versus market) RSU award. The terms of the equity awards will be the same as the terms of the annual equity awards granted to the Company’s named executive officers during 2026.

Item 7.01 Regulation FD Disclosure.

On June 17, 2026, the Company issued a news release containing financial results of the Company and its consolidated subsidiaries for the month and year-to-date periods ended May 31, 2026. A copy of the news release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 3.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 17, 2026
THE PROGRESSIVE CORPORATION

		By:	/s/ Carl G. Joyce
		Name:	Carl G. Joyce
		Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
99	99.1	News release dated June 17, 2026, containing financial results of The Progressive Corporation and its consolidated subsidiaries for the month and year-to-date periods ended May 31, 2026.

99	99.2	News release dated June 17, 2026, containing the announcement of Patrick K. Callahan’s retirement and other management changes.

104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).